SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 10, 1996



                             Ralcorp Holdings, Inc.
             (Exact name of registrant as specified in its charter)

       Missouri                  1-12766                    43-1664297
    (State or other            (Commission              (I.R.S. Employer
     Jurisdiction of            File Number)           Identification No.)
     Incorporation)

                800 Market Street, Suite 2900
                        St. Louis, MO                        63101
                    (Address of principal                   (Zip Code)
                       executive offices)


                                   (314) 877-7000
              (Registrant's telephone number, including area code)



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Item 5.   Other Events.

In a Press Release dated June 10, 1996, a copy of which is attached  hereto as
Exhibit 99.1 and the text of which its incorporated by reference herein, the Registrant announced the elimination of approximately 100 positions, primarily at its St. Louis, Missouri headquarters. The Registrant also announced that it is considering additional cost-reducing actions in response to the volatility of the ready-to-eat cereal category.

Item 7. Financial Statements and Exhibits

Exhibit 99.1         Press Release dated June 10, 1996






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             RALCORP HOLDINGS, INC.
                                  (Registrant)


Date:    June 10, 1996                          By: /s/ Richard A. Pearce
                                                    -----------------------
                                                    Richard A. Pearce
                                                    Chief Executive Officer
                                                     and President